Exhibit 99.1: TFS Presentation – November 4, 2003.

Slide 1
NYSE: TFS
Offering (Display + EMS) Solutions

Jeffrey D. Buchanan
Executive Vice President & CFO

Elizabeth A. Sharp
Vice President Corporate Relations

Slide 2
NYSE: TFS

➢	Experts in display design and manufacture since 1985.

➢	Spun off its LCoS™ technology division into Brillian [Nasdaq: BRLC] on 9/15/03.

The spin-off

Shareholders

↓ ↑
TFS ↑
Three-Five Systems, Inc. → Microdisplay Business → Brillian Corporation

➢	TFS recently added EMS capabilities and will now capitalize on its unique combination of display and EMS expertise.

Slide 3
TFS Transformation

Through 2002	2003 & Beyond

A pure display company	A display company with EMS expertise
Selling display modules	Selling full manufacturing services
One customer: Motorola	Many customers; None more than 25%
One market: telecom	Multiple markets: automotive, computing, consumer, industrial, medical, telecom
Investing in LCoS™	Investing in product marketing, applications engineering, and IT

Slide 4
TFS Strengths

A long history of display expertise, linked with complete electronic manufacturing services.

Display Expertise	Global EMS Capabilities	Financially Strong

Slide 5
It’s A Display-Centric World

[Graphics: Kiosk, Monitor, Slot Machine, ATM Machine, Cell Phone]

70%	Display Value	. . . 20% → → →

Slide 6
TFS Display Strategy

[Graphic: showing transformation of unpackaged display to a completed system.]

TFS Design Engineering	Display Fab	TFS Manufacturing
→ →	→ → → →	→ → → → →

Custom Display Design	Unpackaged Display	Finished Display + Driver IC	Finished Display + Driver IC + FPC	Complete Module + Driving Electronics	System and/or Box Build
↓
Display-centric EMS Aligned with Market Trends

Slide 7
Display/Electronic Product Trends

Monochrome to Color
CRT to Flat Panel	[Graphic: Schematic of industrial product with display]
Increased system Complexity
Greater Display Value

Display integration requires specialized expertise.

Slide 8
From Concept . . . to Product

Design Services	Display Design	Prototype & NPI	Custom Displays	PCBA, RF Module	Std.Displays	Box Build	Custom Monitor	World- wide Post Sales Service
Penang	Phoenix Beijing	Seattle	Beijing Manila	Manila Penang	World- Wide	Seattle Penang Beijing	Boston Beijing

Core display capabilities and new display capabilities . . . .

Fully integrated with extended manufacturing services.

Slide 9
How TFS Competes

➢	Offer numerous monochrome and color display products, including LCD and OLED technologies, in custom and standard configurations.

➢	Maintain intimate design relationship with the customer.

➢	Reduce the customer’s vendor base by offering end-to-end manufacturing services.

➢	Maintain a strong balance sheet.

➢	Provide a global footprint in sales, operations, and manufacturing.

Slide 10
US Locations

[Graphics: Phoenix site, Seattle site, Boston site]

Phoenix
Corporate Headquarters
Display Design Engineering
Display Sales and Marketing

Seattle
Prototyping / NPI
High Mix / Low Volume
Audited & Approved by IBM, DELL, HP/Compaq

Boston
Customized Monitors

Slide 11
TFS is Global:
Asian High-Volume Facilities

[Graphics: Manila site, Beijing site, Penang site]

Audited & approved: IBM, DELL, HP/Compaq
Display module & RF module manufacturing
Prototyping & new product launch
Combination high/low volume & mix

Slide 12
TFS Served Available Market (SAM)

Market data from multiple sources, including USDC/Display Search; IDC; ETP; and Frost & Sullivan

Slide 13
Revenue Source Trends

→ → → → → →		← ← ← ← ← ←
→ → → → → →		← ← ← ← ← ←
Displays	Extended Manufacturing Services or ExMS™	EMS
→ → → → → →		← ← ← ← ← ←
→ → → → → →		← ← ← ← ← ←

Slide 14
Diverse Markets: Actual in 2003
[Graphic (omitted) – Pie Chart]

15%	Medical – 2 wins
5%	Consumer – 5 wins
8%	Industrial – 11 wins
38%	Computers – 8 wins
6%	Auto
27%	Telecom – 5 wins

31 Design Wins in 2003

Slide 15
A Few of TFS’ 250 Customers

	Consumer	Computing	Industrial	Medical	Telecom	Automotive

Microtune	✓					✓
Avocent		✓
Flextronics	✓				✓
GE / Spacelabs	✓			✓
Hypercom			✓
Invensys			✓
Medtronic				✓
Motorola						✓
Toshiba/Synaptics		✓

Slide 16
TFS’ Unique Value Proposition to Customers

➢	One-stop-shopping for Display & EMS Expertise

➢	Design Centers Situated to Support Customer Locations

➢	Multiple Display Technologies Offered: Standard & Custom Formats

➢	Prototype, NPI, PCBA, Box Build, Fulfillment Service

➢	Cost Effective Global Manufacturing Locations

Slide 17
Finance

Slide 18
Current Capitalization

	(in thousands)
Total shares	21,300
Total assets	$162,000	$7.60
Cash	$29,000	$1.36
Net worth	$120,000	$5.63
Tangible book value	$77,000	$3.61
Stock price	$102,200	$4.80

Slide 19
Financial History (without Brillian)

[Graph (omitted) showing following information]

			($ thousands)		(Guidance)

				2003
	2000	2001	2002	9mos	4Q2003

Sales	$159,600	$117,200	$86,600	$113,000	$48,000
Gross Margin Percentage	22%	1%	9%	2%	6%
Operating Costs Percentage	8%	12%	23%	16%	12%
Operating Margin	14%	-11%	-14%	-14%	-6%

Slide 20
Revenue Mix: Displays vs. EMS

[Graph (omitted) showing following information]

	1Q02	2Q02	3Q02	4Q02	1Q03	2Q03	3Q2003

Motorola	$19,900	$21,200	$14,400	$12,100	$5,500	$6,300	$800
Other Products w/Displays	$3,000	$2,600	$3,800	$5,700	$6,800	$17,700	$18,600
Products w/o Displays	$0	$0	$0	$3,800	$13,000	$22,000	$22,400

Slide 21
Revenue Mix: Organic vs. Acquired

[Graph (omitted) showing following information]

	1Q02	2Q02	3Q02	4Q02	1Q03	2Q03	3Q2003

Organic	$22,900	$23,800	$17,600	$15,800	$8,200	$22,100	$17,300
Acquired	$0	$0	$600	$5,800	$17,100	$23,900	$24,500

Slide 22
P&L Highlights – YTD 03

	($ thousands,
	except per share data)

	1Q03	2Q03	3Q03

Sales	$25,324	$45,992	$41,778
Gross Margin	$175	$1,894	($272)
	0.7%	4.1%	-0.7%
Operating Costs	$5,491	$5,992	$6,721
	21.7%	13.0%	16.1%
Operating Margin	($5,316)	($4,098)	($6,993)
	-21.0%	-8.9%	-16.7%
Other Income (Expense)	$305	$109	($380)
Tax Benefit (Provision)	$1,814	$1,456	($17,576)
Net Income (continuing Ops)	($3,197)	($2,533)	($24,949)
EPS (continuing Ops)	($0.15)	($0.12)	($1.17)
Net Income	$5,475	$4,876	($30,880)
EPS	($0.26)	($0.23)	($1.45)

Slide 23
Balance Sheet Highlights ($ thousands)

	6/30/2003	9/30/2003

Cash	$63,300	$28,900
Accounts Receivable	$27,400	$26,300
Inventory	$32,200	$25,300
PP&E	$34,000	$35,000
Intangibles and Goodwill	$42,900	$42,700
Other Assets	$23,300	$3,900
Assets	$249,700	$162,100
Accounts Payable	$248,000	$19,100
Other Accrued	$5,000	$5,000
Short and Long-term Debt	$8,300	$5,700
Capital Leases	$9,000	$9,500
Liabilities	$51,800	$39,300
Minority Interest	$2,600	$2,500
Stockholders’ Equity	$195,300	$120,300

Slide 24
Cash Flow in 2003 ($ thousands)

	Q1’03	Q2’03	Q3’03	YTD 2003

Cash Earnings	($4,300)	($3,600)	($4,000)	($11,900)
Working Capital	$6,000	($3,100)	($800)	$2,100
CapEx and Acquisitions	($6,800)	($3,700)	($1,300)	($11,800)
Debt Repayments	$0	($400)	($3,500)	($3,900)

Total TFS Cash Flow	($5,100)	($10,800)	($9,600)	($25,500)
Total Brillian Cash Flow	($1,400)	($2,400)	($25,000)	($28,800)

Slide 25
Cash Conversion
[Graph (omitted) showing following information]

	4Q02	1Q03	2Q03	3Q03

DSOs	61	59	43	58
Inventory Days	64	75	58	62
Payable Days	(38)	(43)	(44)	(51)

Cash Conversion Days	87	91	57	69
Target	50	50	50	50

Slide 26
TFS Comparables

	(mean average data)
	LTM	Gross	Op	Op			Current
	Sales	Margin	Costs	Margin	P/E	P/BV	Ratio

Large EMS (>$3b)	$9,519	5.8%	4.6%	1.1%	30.0	1.6	1.8
Ex. FLEX, CLS, SANM, SLR
Mid-size EMS ($300m-$3b)	$1,252	6.7%	7.0%	-0.3%	21.1	1.3	1.9
Ex. BHE, MSV, PMTR, PLXS
Small EMS ($100-$300m)	$222	11.0%	9.5%	1.6%	16.9	1.2	3.3
Ex. LB, RAVN, SUNN
Micro EMS (<$100m)	$59	15.5%	9.9%	5.5%	7.2	1.5	1.9
Ex. SGMA, SMTI, TCDN
Display	$166	32.8%	20.4%	12.4%	22.7	3.0	2.6
Ex. PLNR, WEDC

Slide 27
TFS Operating Model

	9mos03	4Q03	Mid-Term	Long-Term

Sales	100%	100%	100%	100%
Gross Margin	2%	6%	10-12%	12-14%
Operating Costs	16%	12%	8-11%	6-8%
Operating Margin	-14%	-6%	2-4%	5-6%

Sales Driver:	Off-shore EMS business at medium to high volumes

Margin Drivers:	Improved factory utilization
Non-telecom display market penetration
Medical market segment penetration
Customized LCD monitor market segment penetration

Slide 28
TFS Unique Value Proposition to Shareholders

➢	New category of electronics business: Display + EMS

➢	Unique display capabilities – difficult to replicate

➢	Higher growth opportunities than display companies because of EMS capabilities

➢	High margins than EMS companies due to display expertise

➢	Global footprint and strong balance sheet

Slide 29
TFS

Displays / EMS
Because nearly every electronic product has a display